UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest reported event): October 17, 2013
NORANDA ALUMINUM HOLDING CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34741	20-8908550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 Crescent Centre Drive, Suite 600, Franklin, Tennessee 37067
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (615) 771-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
The information set forth under Item 5.02 is incorporated by reference herein.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On October 22, 2013 Noranda Aluminum Holding Corporation (the “Company”) announced the appointment of Dale W. Boyles, 52, as its new Chief Financial Officer, effective November 5, 2013. On October 17, 2013, the Company entered into a management incentive term sheet with Mr. Boyles. The term sheet provides for an annual base salary of $400,000 and a target annual bonus of 60% of base salary, as well as an award of 40,000 restricted shares, vesting 25%, 25%, and 50%, respectively, on each of the first three anniversaries of grant, subject to Mr. Boyles’ continued service. In the event that Mr. Boyles incurs a termination of employment without “cause” or a resignation for “good reason” (each as defined in the term sheet), he will be entitled, subject to the execution and non-revocation of a general release, to (i) one times (two times, in the event of a severance-qualifying termination occurring during the 18-month period following a change of control (a “CIC Termination”)) base salary plus target bonus, (ii) a pro-rated annual bonus, determined based on the Company’s actual performance and (iii) 12 months (18 months, in the event of a CIC Termination) of post-termination continued health benefits.
Prior to joining the Company, Mr. Boyles was Operating CFO for Hanesbrands, Inc., (HBI), a publicly traded American apparel company based in Winston-Salem, North Carolina, from October 2011 to June 2012.  Mr. Boyles also served as Interim CFO for HBI during 2011 and as Vice President, Controller & Chief Accounting Officer for HBI from 2006 to May 2011.  From 1997 through 2006, he served in various capacities for KPMG LLP, most recently as Audit Partner, Consumer & Industrial Markets.  Mr. Boyles was Corporate Division Controller for Collins & Aikman Corporation from 1993 to 1996.  Mr. Boyles received a BS in Accounting from the University of North Carolina at Charlotte and is a Certified Public Accountant in the State of North Carolina.
A copy of Mr. Boyles’s management incentive term sheet and of the press release announcing Mr. Boyles’ appointment as Chief Financial Officer are attached to, and incorporated by reference into, this Item 5.02 of this Current Report on Form 8-K as Exhibit 10.1 and 99.1, respectively, hereto. The foregoing description of the term sheet is intended only as a summary and is qualified in its entirety by reference to the full text of the term sheet.
Item 9.01.    Financial Statements and Exhibits

(d)	Exhibits.
Exhibit 10.1	Management Incentive Term Sheet between Dale W. Boyles and the Company, dated as of October 17, 2013
Exhibit 99.1	Press Release dated October 22, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORANDA ALUMINUM HOLDING CORPORATION

Date:	October 23, 2013

By:	/s/ Gail E. Lehman
Gail E. Lehman
Chief Administrative Officer, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit Number    Description

10.1	Management Incentive Term Sheet between Dale W. Boyles and the Company, dated as of October 17, 2013

99.1	Press Release dated October 22, 2013